                                                                    Exhibit 10.1

            WAIVER AND AMENDMENT TO RECEIVABLES PURCHASE AND TRANSFER
                    AGREEMENT AND LOAN AND SECURITY AGREEMENT

                  WAIVER AND AMENDMENT dated as of September 13, 1999 (the "Amendment"), to the Receivables Purchase and Transfer Agreement, dated November 9, 1998, (as amended, modified or supplemented from time to time in accordance with its terms, the a"RPTA"), by and among Star Multi Care Services, Inc., a New York corporation (the "Primary Servicer"), each of the parties named on Schedule I thereto (each, including he Primary Servicer, a "Provider" and, collectively, the "Providers") and SMCS Care, LLC, a New York limited liability company (the "Purchaser"), and to the Loan and Security Agreement, dated as of November 9, 1998 (as amended, modified or supplemented from time to time in accordance with its terms, the "LSA") between the Purchaser as borrower (the "Borrower"), and Daiwa Healthco- 3 LLC (the "Lender"),

                  WHEREAS, the parties hereto have agreed to amend certain provisions of the LSA and RPTA,

                  WHEREAS, the parties hereto have agreed to waive certain provisions of the LSA and RPTA,

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the RPTA and the LSA.

                  2. Amendment to RPTA. Subject to the conditions as to effectiveness set forth in Paragraph 6 of this Amendment, the RPTA is hereby amended as follows:

                    (A) For the fiscal quarter ended August 31, 1999 and thereafter, in Exhibit I of the RPTA, the definition of "Tangible Net Worth" means, with respect to any Person at any time, the sum of (i) such Person's capital stock, capital in excess of par or stated value of shares of its capital stock, retained earnings and any other account which, in accordance with GAAP, constitutes stockholders' equity, less (ii) treasury stock, minus (iii) the book value of all assets classified as intangible under GAAP, including, without limitation, goodwill, deferred taxes, deferred financing costs, trademarks, trade names, patents, copyrights and licenses, plus $2,650,000.

                    (B) In Exhibit V of the RPTA, the following sections shall be amended to read:

                        (x) Consolidated Tangible Net Worth. The Providers permit the Consolidated Tangible Net Worth, calculated at the end of each fiscal quarter of the

Providers, to be: (i) less than $2,500,000 for each of the quarters through May 31, 1999, (ii) less than $1,810,000 for the quarter ended August 31, 1999, (iii) less than $1,977,000 for the quarter ended November 30, 1999, (iv) less than $2,129,000 for the quarter ended February 29, 2000, (v) less than $2,321,000 for the quarter ended May 31, 2000, and (vi) less than $2,511,000 for the quarter ended August 31, 2000.

                        (y) Consolidated Interest Coverage Ratio. The Providers permit the Consolidated Interest Coverage Ratio, calculated as of the end of each fiscal quarter of the Providers for the period of August 30, 1998 to November 30, 1998, the period of August 30, 1998 to February 28, 1999, the period of August 30, 1998 to May 31, 1999 to be less than 2.50:1.00, and for each fiscal quarter thereafter, to be less than 1.80:1.00.

                            (aa) Consolidated Debt Service Coverage Ratio. The
Providers permit the Consolidated Debt Service Coverage Ratio, calculated as of the end of each fiscal quarter of the Providers, for the period of August 30, 1998 to November 30, 1998, the period of August 30, 1998 to February 28, 1999, the period of August 30, 1998 to May 31, 1999 to be less than 1.75:1.00 and for each fiscal quarter thereafter, to be less than 1.50:1.00

                            (dd) EBITDA. The Providers permit EBITDA, calculated
as of the fiscal quarter ended August 31, 1999 be less than $475,000, for the fiscal quarter ended November 30, 1999 to be less than $480,000, for the fiscal quarter ended February 29, 2000 to be less than $460,000, and for each fiscal quarter ending May 31, 2000 and ending August 31, 2000 to be less than $515,000.

                            (ee) Financial Statements. The financial statements
as attached hereto as Attachment I, shall be substantially identical to those financial statements in the Primary Servicer's Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended May 31, 1999.

                  3. Amendment LSA. Effective on the date hereof, the LSA is hereby amended as follows:

                           (A) Section 1.05 is hereby amended to read:

                                    Section 1.05 Interest and Non-Utilization
Fee. (a) Interest. The Borrower shall pay interest on the Revolving Loan on (i) each Interest Payment Date and (ii) the Maturity Date (whether by acceleration or otherwise), in each case, at an interest rate per annum equal to (x) with respect to that portion of the Revolving Loan equal to the Basic Borrowing Amount, the LIBO Rate in effect for applicable Interest Period plus 4% and (y) with respect to that portion of the Revolving Loan that exceeds the Basic Borrowing Amount (each such portion, an "Overadvance"and the aggregate principal balance of all such Overadvances from time to time, the "Overadvance Loan"), the LIBO Rate in effect for the applicable Interest Period plus 7%; provided, however, that if the Borrower fails to comply with the provisions of clause (r) of Exhibit IV, each of the foregoing interest rates shall increase by 2%. Once any portion of the Revolving Loan exceeds the Basic Borrowing Amount and becomes an Overadvance, such portion shall for all purposes hereof be considered an Overadvance notwithstanding any event which would result in the outstanding principal amount of the Revolving Loan to be less than the Basic Borrowing Amount.

                                    (b)      Default Interest. Notwithstanding
                                             anything to the contrary contained
                                             herein, while any Event of Default
                                             is continuing, interest on the
                                             Revolving Loan shall be payable on
                                             demand at a rate per annum equal to
                                             four percentage points (4.00%) in
                                             excess of the rate then otherwise
                                             applicable to the Revolving Loan.

                                    (c)      Non-Utilization Fee. The Borrower
                                             shall pay to the Lender on the
                                             first Funding Date of each month a
                                             fee equal to 0.375% per annum on
                                             the average amount, calculated on a
                                             daily basis, by which the Revolving
                                             Commitment exceeded the Revolving
                                             Loan during the prior Month.

                  4. Waivers under LSA.

                     (A) The Lender hereby waives any existing Default or Event of Default that arose solely as a result of a breach under clause (d) of Exhibit V of the LSA referring to an Event of Termination under the RPTA specified in Paragraph 5 of this Amendment.

                     (B) The Lender hereby waives its rights under the provisions of Section 3.02(a) and (b) of the LSA solely for the Borrower's failure to comply with the provisions of clause (d) of Exhibit V of the LSA for the periods specified in Paragraph 5 of this Amendment.

                     (C) Except for the specific waivers set above, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the LSA.

                  5. Waivers under RPTA.

                     (A) The Purchaser hereby waives any existing Event of Termination that arose solely as a result of the Providers' failure to comply with the provisions of: clause (x), (y), (aa) and (bb) of Exhibit V of the RPTA with respect to the fiscal quarter ended May 31, 1999.

                     (B) The Purchaser hereby waives its rights under the provisions of Section 3.02(a) and (b) of the RPTA solely for the Providers' failure to comply with the provisions of clauses (x), (y), (aa) and (bb) of
Exhibit V of the RPTA for the period specified in Paragraph 5(A) above.

                     (C) Except for the specific waivers set forth above, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the RPTA.

                  6. Conditions Precedent. Notwithstanding any term or provision of this Amendment to the contrary, Paragraphs 2, 3, 4 and 5 hereof shall not become effective until the Lender and the Purchaser shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Primary Servicer, the Providers, the Purchaser, the Borrower and the Lender.

                  7. Continued Effectiveness. Nothing herein shall be deemed a waiver of any covenant (except as contained in Paragraphs 4 and 5 herein), or agreement contained in, or any Default or Event of Default under the LSA, or any Event of Termination under the RPTA and each of the parties hereto agrees that, as amended by this Agreement, all of the covenants and agreements and other provisions contained in the RPTA, LSA and the other Documents shall remain in full force and effect from and after the date of this Amendment.

                  8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

 BORROWER AND PURCHASER:               SMCS CARE, LLC

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

LENDER:                                DAIWA HEALTHCO-3 LLC

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

PROVIDERS:                             STAR MULTI CARE SERVICES, INC.

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

                             STAR MULTI CARE SERVICES OF FLORIDA, INC.

                                      By:
                                         -------------------------------------
                                               Name:
                                               Title:

                                      AMSERV HEALTHCARE OF OHIO, INC.

                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:

                                       AMSERV HEALTHCARE OF NEW JERSEY, INC.

                                      By:
                                         -------------------------------------
                                               Name:
                                               Title:

                                      EFCC ACQUISITION CORP.

                                      By:
                                         -------------------------------------
                                               Name:
                                               Title:

ATTACHMENT I

                         STAR MULTI CARE SERVICES, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                                           May 31,
                                                                            ------------------------------------
         ASSETS  (Note 7)                                                        1999                  1998
         ------                                                             --------------        --------------
CURRENT ASSETS:
   Cash and cash equivalents                                                $    1,734,421        $    1,867,286
   Accounts receivable, net of allowance for doubtful
     accounts of $2,640,000 and $1,872,000 at May 31,
     1999 and 1998, respectively (Notes 7 and 14)                                9,767,549            10,108,879
   Prepaid expenses and other current assets (Note 3)                              349,053               382,899
   Income taxes receivable                                                              -              1,225,946
   Deferred income taxes (Note 8)                                                1,399,000             1,537,000
                                                                            --------------        --------------
       Total current assets                                                     13,250,023            15,122,010

PROPERTY AND EQUIPMENT, net (Note 4)                                             1,732,455             1,999,924
NOTES RECEIVABLE FROM OFFICER (Note 12)                                             48,910                86,260
INTANGIBLE ASSETS, net (Note 5)                                                 11,252,311            11,857,698
DEFERRED INCOME TAXES (Note 8)                                                   1,735,000               619,000
OTHER ASSETS                                                                       152,849               185,715
                                                                            --------------        --------------

                                                                            $   28,171,548        $   29,870,607
                                                                            ==============        ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:

   Revolving credit line (Note 7)                                           $    6,225,484        $    6,207,852
   Accrued payroll and related expenses                                          3,074,708             3,214,207
   Accounts payable                                                                841,962             1,018,322
   Accrued expenses (Note 6)                                                       671,153             2,789,142
   Due to Medicare (Note 9)                                                      2,593,324             1,017,287
   Current maturities of long-term debt                                                 -                125,000
                                                                            --------------        --------------
       Total current liabilities                                                13,406,631            14,371,810
                                                                            --------------        --------------

LONG-TERM LIABILITIES:

   Other long-term liabilities (Notes 6 and 15)                                  1,375,932             1,065,770
                                                                            --------------        --------------

COMMITMENTS AND CONTINGENCY (Notes 15 and 16)

SHAREHOLDERS' EQUITY:  (Notes 2, 10, 11, 12 and 15)
   Convertible preferred stock - aggregate liquidation value
     $575,000; $1.00 par value, 5,000,000 shares authorized;
     575 and 0 shares issued, respectively                                             575                    -
   Common stock, $.001 par value, 10,000,000 shares authorized;
     5,394,863 and 5,362,780 shares issued, respectively                             5,395                 5,363
   Additional paid-in capital                                                   21,463,285            20,951,899
   Subscription receivable                                                        (397,782)             (397,782)
   Deficit                                                                      (7,403,566)           (5,847,531)
   Treasury stock, 137,500 common shares
     at May 31, 1999 and 1998                                                     (278,922)             (278,922)
                                                                            --------------        --------------
       Total shareholders' equity                                               13,388,985            14,433,027
                                                                            --------------        --------------

                                                                            $   28,171,548        $   29,870,607
                                                                            ==============        ==============

                 See notes to consolidated financial statements

                         STAR MULTI CARE SERVICES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                Years Ended
                                                                                  May 31,
                                                        --------------------------------------------------------
                                                              1999                 1998                1997
                                                        ---------------       ---------------     --------------
REVENUES, net (Note 14)                                 $    47,108,677       $    49,335,530     $   41,857,126
                                                        ---------------       ---------------     --------------

OPERATING EXPENSES (Notes 12, 15 and 17)

   Costs of revenues                                         32,718,139            34,341,973         28,245,533
   Selling, general and administrative                       12,610,794            13,494,731          9,346,385
   Depreciation and amortization                              1,106,952               910,659            624,248
   Provision for doubtful accounts                            1,580,224             1,561,874            479,640
   Regulatory costs and related expenses (Note 6)                    -              2,030,511                 -
   Impairment of intangible assets                              186,946                    -                  -
   Restructuring and termination expenses                       222,615               362,718                 -
                                                        ---------------       ---------------     --------------
                                                             48,425,670            52,702,466         38,695,806
                                                        ---------------       ---------------     --------------

OPERATING (LOSS) INCOME                                      (1,316,993)           (3,366,936)         3,161,320
INTEREST EXPENSE, net                                          (652,714)             (438,140)          (140,477)
MERGER TRANSACTION COSTS                                             -                     -          (2,808,224)
                                                        ---------------       ---------------     --------------

(LOSS) INCOME BEFORE PROVISION
   FOR INCOME TAXES                                          (1,969,707)           (3,805,076)           212,619
(BENEFIT) PROVISION FOR
   INCOME TAXES (Note 8)                                       (647,000)           (1,183,000)            87,000
                                                        ---------------       ---------------     --------------

(LOSS) INCOME FROM CONTINUING
   OPERATIONS                                                (1,322,707)           (2,622,076)           125,619
                                                        ---------------       ---------------     --------------

DISCONTINUED OPERATIONS:  (Note 18)
   Loss from discontinued operations, net of
     tax benefit of $65,000, $690,000 and $0
     for 1999, 1998 and 1997, respectively                     (145,008)           (1,537,160)                -
   Loss on disposal, net of tax benefit
     of $40,000 for 1999                                        (88,320)                   -                  -
                                                        ---------------       ---------------     --------------

LOSS FROM DISCONTINUED OPERATIONS                              (233,328)           (1,537,160)                -
                                                        ---------------       ---------------     --------------

NET (LOSS) INCOME                                       $    (1,556,035)      $    (4,159,236)    $      125,619
                                                        ===============       ===============     ==============

BASIC (LOSS) INCOME PER COMMON SHARE:

   Continuing operations                                          $(.25)                $(.53)              $.03
   Discontinued operations                                         (.03)                 (.31)                 -
   Loss on disposal                                                (.02)                    -                  -
                                                                   ----                 ------              ----
       Net (loss) income                                          $(.30)                $(.84)              $.03
                                                                  =====                 =====               ====

DILUTED (LOSS) INCOME PER COMMON SHARE:

   Continuing operations                                          $(.25)                 (.53)              $.03
   Discontinued operations                                         (.03)                 (.31)                 -
   Loss on disposal                                                (.02)                    -                  -
                                                                   ----                 ------              ----
       Net (loss) income                                          $(.30)                $(.84)              $.03
                                                                  =====                 =====               ====

WEIGHTED AVERAGE NUMBER OF
   SHARES OUTSTANDING:

   Basic                                                      5,246,684             4,972,207          3,969,910
                                                              =========             =========          =========
   Diluted                                                    5,246,684             4,972,207          4,206,861
                                                              =========             =========          =========

                 See notes to consolidated financial statements

                                       F-4